FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

December 12, 2025

Kuber Resources Corporation

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-26119	87-0629754
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1113, Tower 2, Lippo Centre

89 Queensway, Admiralty, Hong Kong

(Address of principal executive offices)

+852 3703 6155

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 7.01	Regulation FD Disclosure.

On December 12, 2025, Kuber Resources Corporation (the “Company”) entered into a non-binding cooperation framework agreement with Yuli Listing Operation Co., Ltd. (“Yuli”), under which Yuli may assist the Company in exploring potential financing opportunities in support of the Company’s previously announced plan to acquire certain intellectual property assets.

Under the framework arrangement, the parties have discussed a potential financing amount of up to approximately US$30,000,000, which, if completed, may be applied toward the Company’s proposed acquisition of a portfolio of intellectual property assets. The assets under consideration currently include 38 registered trademarks, 33 invention and utility model patents, and 23 software copyrights.

The framework further contemplates that, subject to and only upon the successful completion of any future financing, Yuli may be entitled to a proposed service fee of approximately 3% of any financing amount actually raised.

These figures are preliminary, indicative, and non-binding, and remain fully subject to further negotiation, board approval, and execution of a future definitive agreement.

The cooperation framework is expressly non-binding and does not constitute a commitment by either party to complete any financing or transaction. The agreement does not establish any definitive financing terms, does not obligate either party to proceed with any transaction, and therefore does not represent a material definitive agreement for purposes of Item 1.01 of Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	Press Release dated December 12, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 12, 2025

Kuber Resources Corporation

/s/ Raymond Fu
By:	Raymond Fu
Title:	Chief Executive Officer